UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): March 7, 2005


                               AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                   0-28839                  13-1964841
         --------                   -------                  ----------
(State or other jurisdiction (Commission File Number)     (I.R.S. Employer
of  incorporation)                                       Identification No.)



  180 Marcus Blvd., Hauppauge, New York                          11788
  -------------------------------------                          -----
 (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
                           LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 1, 2005, Audiovox Corporation (the "Company") issued a press release (the "Press Release") announcing that the Company expects to file its Form 10-K for fiscal 2004 on or before March 31, 2005 and stating that the Company's auditors require additional time to complete the fiscal 2002 audit of the Company and its subsidiaries. The Press Release also reported that the Company anticipates receiving a delisting notice from Nasdaq. On March 1, 2005, the Company also filed a Current Report on Form 8-K with the Securities & Exchange Commission (the "SEC") to report the issuance of the Press Release.

On March 3, 2005, the Company received a Nasdaq Staff Determination Letter indicating the Company's securities are subject to delisting from Nasdaq at the opening of business on March 14, 2005, because the Company's Annual Report on Form 10-K was not filed and as a result the Company failed to comply with the requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14). Effective at the opening of business on March 7, 2005, the fifth character "E" will be appended to the Company's trading symbol and it will be changed from VOXX to VOXXE.

The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination and request continued listing on Nasdaq until our auditors complete the audit of our consolidated financial statements for the fiscal year ended November 30, 2002 and we file our Form10-K for fiscal 2004. A hearing request will stay the delisting of our securities pending a written decision of the Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant our request for continued listing.

Item 7.01                  REGULATION FD DISCLOSURES.

On March 7, 2005, we issued a press release announcing that we had received notification from Nasdaq that our securities are subject to delisting. This press release is attached as Exhibit 99.1.


Item 9.01                  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit                            Description

 99.1 Press Release dated March 7, 2005 announcing delisting notice from Nasdaq.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  March 7, 2005                                AUDIOVOX CORPORATION


                                                    /s/ Charles M.  Stoehr
                                                    Charles M. Stoehr
                                                    Chief Financial Officer

























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                                  EXHIBIT INDEX


Exhibit No.                          Description
----------                           -----------


    99.1 Press Release dated March 7, 2005 announcing delisting notice from Nasdaq.


































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